UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-06128)

Exact name of registrant as specified in charter: Putnam Multi-Cap Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: July 1, 2009 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNOPX

Putnam Multi-Cap Growth Fund*

Annual report 6|30|10

*Prior to September 1, 2010, this fund was known as Putnam New Opportunities Fund.

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Multi-Cap Growth
Fund

Annual report
6 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	44

Shareholder meeting results	44

About the Trustees	46

Officers	48

Message from the Trustees

Dear Fellow Shareholder:

A number of developments weighed on U.S. and global markets in the second quarter. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility.

Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A flexible approach to investing in growing companies

Long before most Americans could conceive of the Internet, digital music files, or a mobile phone small enough to fit in their pockets, Putnam Multi-Cap Growth Fund was seeking investment opportunities in emerging, cutting-edge companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, that could offer strong growth potential.

Introduced in 1990 as Putnam New Opportunities Fund, the fund invests in stocks of companies that are believed to offer above-average growth potential. An important benefit of the fund’s strategy is its flexibility — it diversifies across a range of industries and companies of all sizes. The fund can invest in smaller companies that are in their emerging- or expansionary-growth phase, and these companies can remain in the fund’s portfolio until they grow to become market leaders.

Historically, the growth potential offered by stocks of growing companies comes with the risk of greater price fluctuations. Combining small-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

Supported by a strong research team, the fund’s portfolio manager uses his stock-picking expertise and multiple resources to identify opportunities and manage risk. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking to find information that the markets haven’t already factored into stock prices.

With opportunities continuing to emerge across industries and companies of all sizes, Putnam Multi-Cap Growth Fund will continue to focus on capturing growth potential for investors.

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Multi-cap investing at Putnam

Putnam’s new suite of multi-cap equity funds is designed to provide a simple, streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style — growth, value, and blend — and has the flexibility to invest in companies of all sizes.

Each fund’s portfolio manager can select from all companies within their style universe, regardless of company size. The managers are able to own stocks throughout a company’s entire growth cycle, without the capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks. Supported by a strong research team, the funds’ managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Putnam Multi-Cap Growth Fund’s holdings have spanned many sectors and industries over time.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your
fund’s portfolio manager

Robert Brookby

Rob, how did Putnam Multi-Cap Growth Fund perform in the 12 months ended June 30, 2010?

Putnam Multi-Cap Growth Fund class A shares returned 11.15%, while the fund’s benchmark, the Russell 3000 Growth Index returned 13.95%, and its Lipper peer group category, Multi-Cap Growth Funds, returned 15.32%.

What were the factors that led the fund to underperform its benchmark?

The oil spill in the Gulf of Mexico had a reasonably substantial impact on certain fund holdings, and therefore, indirectly had an impact on fund performance. The fund’s holding of Anadarko, the drilling partner of BP, and Transocean, the drilling contractor, both detracted from performance. The fund was also overweight in more cyclical sectors that rebounded during the period, such as financials and energy, which should have been a positive. However, stock picking within those sectors slightly detracted. Transocean is no longer a holding in the fund.

What impact did the economic recovery have on growth stocks and stock selection in the fund?

Traditionally, a growth manager would differentiate among stocks and build a portfolio of his or her favorite equities. However, since the bankruptcy of Lehman Brothers and the financial crisis of 2008, the whole growth trajectory of world markets has been called into question, exacerbated by a large-scale deleveraging phenomenon. Prior to 2008, from 2001 to 2007, we had what I’ll refer to as a credit “super-cycle.” The policy response to the 2001 recession was to keep interest rates low. Debt became cheap to use and credit standards dropped substantially, fueling

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

economic activity. Today that cycle is running in reverse.

Currently, the correlation of returns among stocks is very high — meaning stocks are moving largely in tandem. This is a function of macroeconomic influences dominating the outlook for company-specific economic activity. We have only been at this level of correlation twice in the past 40 years — in 1987, and after the 2008 Lehman crash. Again, macroeconomic issues such as the sovereign debt crisis in Europe, the direction of the housing market, and the sustainability of the U.S. recovery are driving this correlation.

When the market was on the road to recovery in 2009, we started to see differentiation among stocks. But since May, we have begun to approach the same level of uncertainty that existed near previous peaks. While the fund remains invested in its well-researched and preferred names, I would expect a period of improved economic outlook will be required to re-establish differentiated performance. In the meantime, the fund remains structurally positioned for a continued recovery, albeit at a moderate pace.

What changes have you made within the portfolio, and what precipitated those decisions?

I increased the fund’s weighting in the energy, technology, and basic materials sectors compared to the benchmark. I think the costs of finding and producing energy and the raw materials needed for economic growth are rising, which means the price of the commodity is eventually going to rise as well. Because of the Gulf oil spill, large areas of the Gulf and other areas probably won’t be drilled with anything near their former intensity. In the case of energy, more of the world’s hydrocarbons are controlled by governments, such as Iran, Russia, and Saudi Arabia, and not by companies. It’s more difficult for energy companies to find what’s left, which I believe ultimately supports higher energy prices.

What’s more, as the developing world industrializes, energy demand should rise. The story is similar for the demand for chemicals, metals, and coal — industrialization should drive demand. The drivers are the same for the technology sector.

Sector allocations as of 6/30/10

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

“Asia has taken the baton of economic
  growth. There are tremendous incen-
  tives in Asia for U.S. companies to
  move productive capacity there.”

Robert Brookby

Which individual holdings contributed positively to the fund’s performance?

F5 Networks, an Internet traffic management company that makes equipment designed to balance the load of networks, helped performance. Demand for its products may rise as more of the world goes online and data traffic rises. As of June 30, 2010, F5 is not a holding in the fund as the security reached the fund manager’s price target.

Baidu is the major Internet search engine in China. Chinese Internet traffic is growing, but China still censors Internet traffic. In the spring, because of that policy, Google began re-assessing its presence in China and may become a less attractive search option than Baidu. As a result, Baidu’s stock has risen ever since. In China, that’s a market of 1.3 billion people exploding onto the Internet.

Priceline.com, an online travel booking company, is another holding that contributed to the fund’s performance. The company is benefiting from the economic slowdown. Many hotel chains and airlines are putting their inventory on the Internet with Priceline because its Web site gets a lot of traffic. In an economic downturn, companies like Priceline become distributors. The growth in business is also fortified by an increase in the use of the Internet to plan travel. We think this trend is strongly sustainable.

Which holdings detracted from performance?

As I mentioned earlier, the energy sector was a detractor from the fund’s performance.

Financials was another sector that underperformed. The fund held, and still holds to a degree, Assured Guaranty, a municipal bond financing company. Much of the underperformance emerged since April when the markets began to question the economic recovery. The price of the stock dropped from $25 to $14 per share in a matter of weeks. The company insures municipal bonds. With many municipalities facing budget

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Apple, Inc. (4.3%)	Technology	Computers
Microsoft Corp. (2.6%)	Technology	Software
Philip Morris International, Inc. (2.2%)	Consumer staples	Tobacco
Cisco Systems, Inc. (2.2%)	Technology	Communications equipment
Google, Inc. (2.1%)	Technology	Technology services
IBM Corp. (1.9%)	Technology	Computers
Abbott Laboratories (1.5%)	Health care	Pharmaceuticals
Covidien PLC (Ireland) (1.4%)	Health care	Medical technology
Aflac, Inc. (1.4%)	Financials	Insurance
Qualcomm, Inc. (1.4%)	Technology	Communications equipment

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/10. Short-term holdings are excluded. Holdings will vary over time.

challenges, tax receipts and employment are down, and states have less revenue to pay for the bonds that they have issued. The fear is that the insurer of those bonds will have to step in and make good on the bonds.

Qualcomm, which makes chips for smart-phones, also detracted from performance. An overweight position in the portfolio, Qualcomm has two businesses: chips manufacturing and a royalty business, which is based on the price of the handsets sold that contain the chips.

The belief was that as the world moves more to smartphones, a richer mix of features and functions would support the price of the phones themselves. The result would be that the royalty business would be profitable and predictable. But because of intense competition, handset prices fell faster than our analysts expected, and Qualcomm’s earnings forecast was revised down. The business should still grow, but not as fast as once thought.

Other detractors included Petroleo Brasileiro, a state-run oil company in Brazil. The outlook for the stock remains very strong, but when investors started selling off risky stocks in the S&P, they also sold Brazilian stocks almost indiscriminately.

What is your outlook for the market, and how is the fund positioned to capitalize on that outlook?

I believe there are a number of structural concerns in the economy globally, but especially in the United States and Europe, including the deleveraging that is happening. That likely means slow growth on a multi-year basis. Now we have to start paying debt back, especially with a plan for the federal debt.

The second major structural issue is Washington’s intervention in economic activity. We have the federal government focused on health-care reform, financial reform, and potential carbon legislation, and we are still fighting an expensive war overseas. In their totality, these developments have created a great deal of uncertainty.

The third concern is globalization. The global intensity of competition is as tough as it has ever been. Asia has taken the baton of economic growth. There are tremendous

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

incentives in Asia for U.S. companies to move productive capacity there. Globalization is another structural head wind for the United States, particularly in relation to employment. I’m concerned about the growth rate of the U.S. economy going forward. I think we are going to see a slower growth rate and more volatile cycles in equity markets.

I began to underweight the consumer sector in the fund versus the benchmark. I think the average consumer is under the most pressure from the deleveraging and difficult employment prospects. While corporate balance sheets are the best they have been in years, that is largely the result of cost cutting, including the laying off of employees, which means household incomes also have declined.

The fund is overweight in technology. Technology companies tend to have the best balance sheets and are well positioned to source their growth globally. They typically don’t have much debt and are relatively stable. Many are global firms and are able to take advantage of other geographies that are growing outside of the United States. The main theme is to overweight the sectors that can source a lot of their growth internationally. The fund is also overweight in financials. In our view, the credit provisioning cycle, as well as losses, have peaked.

We select stocks in which we have a lot of conviction. We believe that these stocks are going to grow year to year, regardless of where the economy is. This phenomenon of high correlation among stocks should at some point recede. Growth stocks are also the cheapest they have been in 35 years.

Thanks for taking the time to speak with us today, Rob.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

The International Monetary Fund (IMF) recently boosted its forecast for global growth this year to 4.6%, up from 4.2% projected in April. The world’s economy grew strongly during the first half of 2010, propelled by rapid growth in Asia, including 11% GDP growth in China. Western economies maintained a modest, but steady recovery. Despite the positive trend, the IMF warned that risks to further growth have risen and that there have been setbacks in progress toward global financial stability. Government debt loads in Europe, notably in Greece, Portugal, and Spain, were particularly troublesome, in the agency’s view.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.01%	9.68%	9.20%	9.20%	9.19%	9.19%	9.44%	9.24%	9.74%	10.23%

10 years	–53.42	–56.10	–56.75	–56.75	–56.78	–56.78	–55.69	–57.25	–54.54	–52.24
Annual average	–7.36	–7.90	–8.04	–8.04	–8.05	–8.05	–7.82	–8.15	–7.58	–7.12

5 years	–5.60	–11.04	–9.08	–10.90	–9.06	–9.06	–7.97	–11.19	–6.79	–4.43
Annual average	–1.15	–2.31	–1.89	–2.28	–1.88	–1.88	–1.65	–2.35	–1.40	–0.90

3 years	–26.11	–30.36	–27.75	–29.92	–27.75	–27.75	–27.23	–29.79	–26.67	–25.57
Annual average	–9.59	–11.36	–10.27	–11.18	–10.27	–10.27	–10.05	–11.12	–9.82	–9.37

1 year	11.15	4.74	10.30	5.30	10.29	9.29	10.56	6.70	10.87	11.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Recent and prior performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $4,325 and $4,322, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $4,275 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $4,546 and $4,776, respectively.

Comparative index returns For periods ended 6/30/10

		Lipper Multi-Cap Growth Funds
	Russell 3000 Growth Index	category average*

Annual average (life of fund)	7.28%	8.55%

10 years	–39.40	–21.68
Annual average	–4.89	–2.91

5 years	2.24	3.95
Annual average	0.44	0.64

3 years	–19.48	–22.04
Annual average	–6.97	–8.10

1 year	13.95	15.32

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/10, there were 449, 387, 305, 196, and 37 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.052		—	—	—		—	$0.144

Capital gains	—		—	—	—		—	—

Total	$0.052		—	—	—		—	$0.144

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/09	$35.33	$37.49	$30.87	$32.76	$32.58	$33.76	$34.79	$36.86

6/30/10	39.22	41.61	34.05	36.13	36.02	37.33	38.57	40.93

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/09*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Annualized expense ratio for the six-month period
ended 6/30/10†	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Annual operating expenses have been revised to reflect projected expenses based on a new expense arrangement and the fund’s 6/30/09 asset level.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Multi-Cap Growth Fund from January 1, 2010, to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.11	$9.67	$9.67	$8.48	$7.30	$4.92

Ending value (after expenses)	$924.60	$921.30	$921.00	$922.20	$923.40	$925.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2010, use the following calculation method. To find the value of your investment on January 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.41	$10.14	$10.14	$8.90	$7.65	$5.16

Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,015.97	$1,017.21	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 17th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	65th

Three-year period	71st

Five-year period	67th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 455, 374 and 307 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www. sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2010, Putnam employees had approximately $302,000,000 and the Trustees had approximately $56,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Multi-Cap Growth Fund (formerly known as “Putnam New Opportunities Fund):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Multi-Cap Growth Fund (formerly known as “Putnam New Opportunities Fund”) (the “fund”) at June 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2010 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2010

The fund’s portfolio 6/30/10

COMMON STOCKS (99.2%)*	Shares	Value

Advertising and marketing services (0.8%)
Nu Skin Enterprises, Inc. Class A	200,300	$4,993,479

Omnicom Group, Inc.	371,100	12,728,730

		17,722,209
Aerospace and defense (2.8%)
Goodrich Corp. S	176,700	11,706,375

Precision Castparts Corp.	107,000	11,012,440

Raytheon Co.	375,700	18,180,123

Safran SA (France)	272,456	7,564,277

TransDigm Group, Inc.	218,000	11,124,540

		59,587,755
Airlines (0.1%)
US Airways Group, Inc. † S	329,400	2,836,134

		2,836,134
Automotive (0.5%)
Lear Corp. † S	169,400	11,214,280

		11,214,280
Banking (2.0%)
JPMorgan Chase & Co.	346,000	12,667,060

PNC Financial Services Group, Inc. S	371,100	20,967,150

SVB Financial Group †	208,500	8,596,455

		42,230,665
Beverage (2.4%)
Coca-Cola Co. (The)	300,300	15,051,036

Coca-Cola Enterprises, Inc.	520,300	13,454,958

PepsiCo, Inc.	366,516	22,339,150

		50,845,144
Biotechnology (1.7%)
Amgen, Inc. †	93,200	4,902,320

Dendreon Corp. † S	245,100	7,924,083

Genzyme Corp. † S	145,959	7,410,338

Gilead Sciences, Inc. † S	312,600	10,715,928

Human Genome Sciences, Inc. †	193,200	4,377,912

		35,330,581
Cable television (0.7%)
DIRECTV Class A †	451,800	15,325,056

		15,325,056
Chemicals (1.8%)
Agrium, Inc. (Canada)	180,800	8,848,352

Albemarle Corp. S	256,500	10,185,615

Celanese Corp. Ser. A	363,200	9,047,312

Huntsman Corp.	1,179,500	10,226,265

		38,307,544
Coal (1.1%)
Alpha Natural Resources, Inc. † S	423,100	14,330,397

Walter Energy, Inc.	142,290	8,658,347

		22,988,744
Combined utilities (0.6%)
El Paso Corp. S	1,146,500	12,737,615

		12,737,615
Commercial and consumer services (3.3%)
Emergency Medical Services Corp. Class A † S	247,936	12,156,302

Expedia, Inc.	314,600	5,908,188

COMMON STOCKS (99.2%)* cont.	Shares	Value

Commercial and consumer services cont.
Mastercard, Inc. Class A	70,800	$14,126,724

Monster Worldwide, Inc. † S	586,600	6,833,890

Priceline.com, Inc. †	58,390	10,308,171

Visa, Inc. Class A S	283,200	20,036,400

		69,369,675
Communications equipment (3.5%)
Cisco Systems, Inc. †	2,147,355	45,760,135

Qualcomm, Inc.	874,100	28,705,444

		74,465,579
Computers (10.0%)
Apple, Inc. †	364,429	91,664,826

EMC Corp. † S	1,155,400	21,143,820

Hewlett-Packard Co.	661,383	28,624,656

IBM Corp.	326,744	40,346,349

Polycom, Inc. †	593,400	17,677,386

Quest Software, Inc. †	601,100	10,843,844

Silicon Graphics International Corp. † S	489,600	3,466,368

		213,767,249
Conglomerates (1.1%)
3M Co.	211,800	16,730,082

Danaher Corp.	157,200	5,835,264

		22,565,346
Consumer (0.5%)
Scotts Miracle-Gro Co. (The) Class A S	220,400	9,787,964

		9,787,964
Consumer goods (2.3%)
Colgate-Palmolive Co.	296,900	23,383,844

Procter & Gamble Co. (The)	422,600	25,347,548

		48,731,392
Consumer services (1.0%)
Avis Budget Group, Inc. † S	1,399,700	13,745,054

WebMD Health Corp. Class A †	187,700	8,714,911

		22,459,965
Electric utilities (0.3%)
EnerNOC, Inc. † S	207,500	6,523,800

		6,523,800
Electrical equipment (1.4%)
Emerson Electric Co.	486,700	21,263,923

GrafTech International, Ltd. † S	574,200	8,394,804

		29,658,727
Electronics (3.7%)
Cavium Networks, Inc. † S	275,100	7,204,869

Intel Corp.	873,363	16,986,910

Marvell Technology Group, Ltd. †	935,600	14,745,056

Sensata Technologies Holding NV (Netherlands) † S	683,000	10,921,170

Silicon Laboratories, Inc. †	175,500	7,118,280

Texas Instruments, Inc.	946,700	22,039,176

		79,015,461
Energy (oil field) (0.8%)
Petroleum Geo-Services ASA (Norway) †	414,800	3,466,973

Schlumberger, Ltd. S	265,400	14,687,236

		18,154,209

COMMON STOCKS (99.2%)* cont.	Shares	Value

Energy (other) (0.5%)
First Solar, Inc. † S	88,600	$10,085,338

		10,085,338
Engineering and construction (0.4%)
Shaw Group, Inc. †	235,600	8,062,232

		8,062,232
Financial (2.0%)
AerCap Holdings NV (Netherlands) †	558,289	5,795,040

Assurant, Inc.	227,000	7,876,900

CME Group, Inc.	56,400	15,879,420

Intercontinental Exchange, Inc. †	109,700	12,399,391

		41,950,751
Food (0.6%)
General Mills, Inc.	346,600	12,311,232

		12,311,232
Forest products and packaging (0.4%)
International Paper Co.	354,200	8,015,546

		8,015,546
Gaming and lottery (0.5%)
Las Vegas Sands Corp. † S	514,500	11,391,030

		11,391,030
Health-care services (4.7%)
Aetna, Inc.	606,200	15,991,556

Express Scripts, Inc. †	451,900	21,248,338

HealthSouth Corp. † S	654,600	12,247,566

Lincare Holdings, Inc. † S	471,000	15,312,210

McKesson Corp.	242,000	16,252,720

Universal Health Services, Inc. Class B	269,800	10,292,870

WellPoint, Inc. †	168,100	8,225,133

		99,570,393
Insurance (1.9%)
Aflac, Inc.	679,900	29,011,333

Assured Guaranty, Ltd. (Bermuda)	506,500	6,721,255

Lincoln National Corp.	185,691	4,510,434

		40,243,022
Investment banking/Brokerage (1.0%)
Goldman Sachs Group, Inc. (The)	108,150	14,196,851

Waddell & Reed Financial, Inc. Class A S	337,800	7,391,064

		21,587,915
Machinery (1.6%)
Bucyrus International, Inc. Class A	187,700	8,906,365

Lincoln Electric Holdings, Inc.	105,300	5,369,247

Parker Hannifin Corp.	183,300	10,165,818

Timken Co.	395,900	10,289,441

		34,730,871
Manufacturing (0.6%)
Ingersoll-Rand PLC S	354,200	12,216,358

		12,216,358
Media (0.7%)
Time Warner, Inc.	527,200	15,241,352

		15,241,352
Medical technology (5.5%)
Baxter International, Inc.	410,558	16,685,077

Bruker BioSciences Corp. † S	499,200	6,070,272

COMMON STOCKS (99.2%)* cont.	Shares	Value

Medical technology cont.
Covidien PLC (Ireland)	734,400	$29,508,192

Hospira, Inc. †	251,800	14,465,910

Medtronic, Inc.	643,000	23,321,610

St. Jude Medical, Inc. †	368,400	13,295,556

Thermo Fisher Scientific, Inc. †	263,500	12,924,675

		116,271,292
Metals (1.5%)
Cliffs Natural Resources, Inc.	178,997	8,441,499

Goldcorp, Inc. (Canada) S	233,200	10,225,820

Teck Resources, Ltd. Class B (Canada) †	323,100	9,557,298

United States Steel Corp. S	101,200	3,901,260

		32,125,877
Office equipment and supplies (0.3%)
Avery Dennison Corp. S	197,400	6,342,462

		6,342,462
Oil and gas (2.8%)
Anadarko Petroleum Corp.	233,400	8,423,406

EOG Resources, Inc.	143,000	14,066,910

Occidental Petroleum Corp.	182,400	14,072,160

Oil States International, Inc. †	190,600	7,543,948

PetroHawk Energy Corp. † S	614,400	10,426,368

QEP Resources, Inc. † ##	103,500	3,190,905

Warren Resources, Inc. †	596,948	1,731,149

		59,454,846
Pharmaceuticals (3.0%)
Abbott Laboratories	689,200	32,240,776

Johnson & Johnson	191,035	11,282,527

Shire PLC ADR (Ireland)	128,300	7,875,054

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	222,700	11,578,173

		62,976,530
Power producers (0.4%)
AES Corp. (The) †	960,100	8,871,324

		8,871,324
Railroads (0.7%)
Kansas City Southern † S	436,200	15,855,870

		15,855,870
Regional Bells (0.2%)
Verizon Communications, Inc.	194,800	5,458,296

		5,458,296
Restaurants (1.6%)
McDonald’s Corp.	275,100	18,120,837

Panera Bread Co. Class A †	205,450	15,468,331

		33,589,168
Retail (8.8%)
Amazon.com, Inc. †	198,600	21,699,036

Big Lots, Inc. †	162,900	5,227,461

Coach, Inc.	213,400	7,799,770

Costco Wholesale Corp.	334,600	18,346,118

CVS Caremark Corp. S	548,000	16,067,360

Dick’s Sporting Goods, Inc. † S	269,200	6,700,388

Guess ?, Inc.	276,500	8,637,860

Herbalife, Ltd. (Cayman Islands) S	216,500	9,969,825

COMMON STOCKS (99.2%)* cont.	Shares	Value

Retail cont.
Iconix Brand Group, Inc. †	770,000	$11,064,900

Kohl’s Corp. †	180,600	8,578,500

Nordstrom, Inc.	374,500	12,055,155

O’Reilly Automotive, Inc. †	285,400	13,573,624

Steven Madden, Ltd. † S	380,800	12,002,816

Urban Outfitters, Inc. † S	400,700	13,780,073

Wal-Mart Stores, Inc.	431,700	20,751,819

		186,254,705
Schools (0.4%)
Apollo Group, Inc. Class A †	204,100	8,668,127

		8,668,127
Semiconductor (0.8%)
Atmel Corp. †	449,143	2,155,886

Lam Research Corp. † S	421,800	16,053,708

		18,209,594
Shipping (0.5%)
United Parcel Service, Inc. Class B	187,500	10,666,875

		10,666,875
Software (5.1%)
BMC Software, Inc. † S	495,600	17,162,628

Microsoft Corp.	2,445,473	56,270,334

Oracle Corp.	1,264,400	27,134,024

TIBCO Software, Inc. † S	626,500	7,555,590

		108,122,576
Technology (0.4%)
Avago Technologies, Ltd. †	385,933	8,127,749

		8,127,749
Technology services (5.0%)
Baidu, Inc. ADR (China) †	120,419	8,198,126

Check Point Software Technologies, Ltd. (Israel) †	362,100	10,674,708

Cognizant Technology Solutions Corp. †	359,000	17,971,540

Google, Inc. Class A †	102,418	45,570,888

Salesforce.com, Inc. † S	204,600	17,558,772

Western Union Co. (The)	453,700	6,764,667

		106,738,701
Telecommunications (1.2%)
ADTRAN, Inc. S	369,800	10,084,446

American Tower Corp. Class A †	163,902	7,293,639

Iridium Communications, Inc. † S	723,500	7,263,940

		24,642,025
Textiles (0.6%)
VF Corp. S	176,100	12,534,798

		12,534,798
Tobacco (2.2%)
Philip Morris International, Inc.	1,007,600	46,188,384

		46,188,384
Toys (0.4%)
Hasbro, Inc.	192,700	7,919,970

		7,919,970
Waste Management (0.5%)
Stericycle, Inc. †	158,500	10,394,430

		10,394,430
Total common stocks (cost $2,194,315,756)		$2,108,444,733

WARRANTS (0.1%)* †	Expiration	Strike
	date	price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	176,966	$2,236,850

Total warrants (cost $2,198,691)				$2,236,850

SHORT-TERM INVESTMENTS (10.9%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.26%, March 10, 2011	$658,000	$656,551

Short-term investments held as collateral for loaned securities
with yields ranging from 0.01% to 0.10%, due July 1, 2010 [d]	211,234,256	211,234,065

Putnam Money Market Liquidity Fund 0.11% [e]	18,851,621	18,851,621

Total short-term investments (cost $230,742,468)		$230,742,237

TOTAL INVESTMENTS

Total investments (cost $2,427,256,915)		$2,341,423,820

Key to holding’s abbreviations

ADR          American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2009 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $2,125,675,651.

† Non-income-producing security.

## Forward commitments, in part or in entirety (Note 1).

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program.

At the close of the reporting period, the fund maintained liquid assets totaling $3,338,558 to cover forward commit-ments.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/10

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets 77,154	4/12/11	(1 month	A basket
		USD-LIBOR-BBA)	(GSGLPMIN) of
			common stocks	$182,500

Total				$182,500

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$78,448,967	$—	$—

Capital goods	153,428,558	7,564,277	—

Communication services	45,425,377	—	—

Conglomerates	22,565,346	—	—

Consumer cyclicals	297,052,680	—	—

Consumer staples	267,176,715	—	—

Energy	107,216,164	3,466,973	—

Financials	146,012,353	—	—

Health care	314,148,796	—	—

Technology	608,446,909	—	—

Transportation	29,358,879	—	—

Utilities and power	28,132,739	—	—

Total common stocks	2,097,413,483	11,031,250	—

Warrants	2,236,850	—	—

Short-term investments	18,851,621	211,890,616	—

Totals by level	$2,118,501,954	$222,921,866	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$182,500	$—

Totals by level	$—	$182,500	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/10

ASSETS

Investment in securities, at value, including $205,489,603 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,408,405,294)	$2,322,572,199
Affiliated issuers (identified cost $18,851,621) (Note 6)	18,851,621

Dividends, interest and other receivables	1,910,694

Receivable for shares of the fund sold	375,937

Receivable for investments sold	44,778,646

Unrealized appreciation on swap contracts (Note 1)	182,500

Total assets	2,388,671,597

LIABILITIES

Payable for investments purchased	38,406,168

Payable for shares of the fund repurchased	8,645,485

Payable for compensation of Manager (Note 2)	1,049,743

Payable for investor servicing fees (Note 2)	582,431

Payable for custodian fees (Note 2)	16,950

Payable for Trustee compensation and expenses (Note 2)	1,025,854

Payable for administrative services (Note 2)	7,445

Payable for distribution fees (Note 2)	1,433,834

Collateral on securities loaned, at value (Note 1)	211,234,065

Other accrued expenses	593,971

Total liabilities	262,995,946

Net assets	$2,125,675,651

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,668,607,993

Distributions in excess of net investment income (Note 1)	(270,802)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,457,010,945)

Net unrealized depreciation of investments	(85,650,595)

Total — Representing net assets applicable to capital shares outstanding	$2,125,675,651

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,835,861,542 divided by 46,812,828 shares)	$39.22

Offering price per class A share (100/94.25 of $39.22)*	$41.61

Net asset value and offering price per class B share ($110,983,192 divided by 3,259,801 shares)**	$34.05

Net asset value and offering price per class C share ($28,219,533 divided by 780,963 shares)**	$36.13

Net asset value and redemption price per class M share ($37,162,704 divided by 1,031,616 shares)	$36.02

Offering price per class M share (100/96.50 of $36.02)*	$37.33

Net asset value, offering price and redemption price per class R share
($3,039,432 divided by 78,802 shares)	$38.57

Net asset value, offering price and redemption price per class Y share
($110,409,248 divided by 2,697,644 shares)	$40.93

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/10

INVESTMENT INCOME

Dividends (net of foreign tax of $77,843)	$29,759,161

Interest (including interest income of $31,065 from investments in affiliated issuers) (Note 6)	40,416

Securities lending	905,163

Total investment income	30,704,740

EXPENSES

Compensation of Manager (Note 2)	14,215,097

Investor servicing fees (Note 2)	9,365,432

Custodian fees (Note 2)	35,847

Trustee compensation and expenses (Note 2)	197,373

Administrative services (Note 2)	118,112

Distribution fees — Class A (Note 2)	5,128,576

Distribution fees — Class B (Note 2)	1,441,928

Distribution fees — Class C (Note 2)	315,382

Distribution fees — Class M (Note 2)	306,658

Distribution fees — Class R (Note 2)	13,919

Other	2,279,371

Fees waived and reimbursed by Manager (Note 2)	(45,879)

Total expenses	33,371,816

Expense reduction (Note 2)	(236,815)

Net expenses	33,135,001

Net investment loss	(2,430,261)

Net realized gain on investments (Notes 1 and 3)	182,022,128

Net realized gain on swap contracts (Note 1)	2,615,234

Net realized loss on futures contracts (Note 1)	(302,032)

Net realized loss on foreign currency transactions (Note 1)	(88,302)

Net unrealized appreciation of investments and swap contracts during the year	114,077,371

Net gain on investments	298,324,399

Net increase in net assets resulting from operations	$295,894,138

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 6/30/10	Year ended 6/30/09

Operations:
Net investment income (loss)	$(2,430,261)	$3,469,407

Net realized gain (loss) on investments
and foreign currency transactions	184,247,028	(629,446,631)

Net unrealized appreciation (depreciation) of investments	114,077,371	(206,008,696)

Net increase (decrease) in net assets resulting from operations	295,894,138	(831,985,920)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,628,927)	—

Class Y	(911,860)	—

Increase in capital from settlement payments	—	15,476

Redemption fees (Note 1)	1,993	11,545

Decrease from capital share transactions (Notes 4 and 8)	(521,016,723)	(109,867,136)

Total decrease in net assets	(228,661,379)	(941,826,035)

NET ASSETS

Beginning of year	2,354,337,030	3,296,163,065

End of year (including distributions in excess of net investment income of $270,802 and undistributed net investment
income of $3,416,447, respectively)	$2,125,675,651	$2,354,337,030

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From net				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Non-recurring	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [e]	reimbursements	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
June 30, 2010	$35.33	(.03)	3.97	3.94	(.05)	(.05)	—	—	$39.22	11.15	$1,835,862	1.29	(.06)	71.13
June 30, 2009	48.18	.07	(12.92) [i]	(12.85)	—	—	—	— [e,j]	35.33	(26.67) [i]	1,882,896	1.30	.19	71.70
June 30, 2008	53.15	(.13)	(4.84) [h]	(4.97)	—	—	—	—	48.18	(9.35)	2,585,412	1.21	(.25)	126.21
June 30, 2007	45.72	(.08)	7.51	7.43	—	—	—	—	53.15	16.25	3,418,392	1.17	(.15)	91.32
June 30, 2006	41.60	(.09) [f]	4.21	4.12	—	—	—	—	45.72	9.90 [f]	3,688,423	1.08 [f]	(.19) [f]	83.63

Class B
June 30, 2010	$30.87	(.29)	3.47	3.18	—	—	—	—	$34.05	10.30	$110,983	2.04	(.80)	71.13
June 30, 2009	42.40	(.19)	(11.34) [i]	(11.53)	—	—	—	— [e,j]	30.87	(27.19) [i]	152,758	2.05	(.57)	71.70
June 30, 2008	47.13	(.45)	(4.28) [h]	(4.73)	—	—	—	—	42.40	(10.04)	278,414	1.96	(1.01)	126.21
June 30, 2007	40.85	(.40)	6.68	6.28	—	—	—	—	47.13	15.37	482,812	1.92	(.91)	91.32
June 30, 2006	37.45	(.38) [f]	3.78	3.40	—	—	—	—	40.85	9.08 [f]	610,991	1.83 [f]	(.94) [f]	83.63

Class C
June 30, 2010	$32.76	(.31)	3.68	3.37	—	—	—	—	$36.13	10.29	$28,220	2.04	(.81)	71.13
June 30, 2009	44.99	(.14)	(12.09) [i]	(12.23)	—	—	—	— [e,j]	32.76	(27.18) [i]	29,060	2.05	(.55)	71.70
June 30, 2008	50.01	(.48)	(4.54) [h]	(5.02)	—	—	—	—	44.99	(10.04)	27,355	1.96	(1.00)	126.21
June 30, 2007	43.34	(.42)	7.09	6.67	—	—	—	—	50.01	15.39	35,776	1.92	(.91)	91.32
June 30, 2006	39.73	(.41) [f]	4.02	3.61	—	—	—	—	43.34	9.09 [f]	39,825	1.83 [f]	(.94) [f]	83.63

Class M
June 30, 2010	$32.58	(.21)	3.65	3.44	—	—	—	—	$36.02	10.56	$37,163	1.79	(.56)	71.13
June 30, 2009	44.65	(.09)	(11.98) [i]	(12.07)	—	—	—	— [e,j]	32.58	(27.03) [i]	38,379	1.80	(.31)	71.70
June 30, 2008	49.50	(.36)	(4.49) [h]	(4.85)	—	—	—	—	44.65	(9.80)	50,256	1.71	(.76)	126.21
June 30, 2007	42.79	(.30)	7.01	6.71	—	—	—	—	49.50	15.68	70,140	1.67	(.66)	91.32
June 30, 2006	39.14	(.29) [f]	3.94	3.65	—	—	—	—	42.79	9.32 [f]	78,230	1.58 [f]	(.69) [f]	83.63

Class R
June 30, 2010	$34.79	(.14)	3.92	3.78	—	—	—	—	$38.57	10.87	$3,039	1.54	(.33)	71.13
June 30, 2009	47.56	(.02)	(12.75) [i]	(12.77)	—	—	—	— [e,j]	34.79	(26.85) [i]	2,026	1.55	(.06)	71.70
June 30, 2008	52.60	(.23)	(4.81) [h]	(5.04)	—	—	—	—	47.56	(9.58)	3,215	1.46	(.47)	126.21
June 30, 2007	45.37	(.18)	7.41	7.23	—	—	—	—	52.60	15.94	1,257	1.42	(.36)	91.32
June 30, 2006	41.38	(.19) [f]	4.18	3.99	—	—	—	—	45.37	9.64 [f]	517	1.33 [f]	(.40) [f]	83.63

Class Y
June 30, 2010	$36.86	.09	4.12	4.21	(.14)	(.14)	—	—	$40.93	11.41	$110,409	1.04	.21	71.13
June 30, 2009	50.13	.16	(13.43) [i]	(13.27)	—	—	—	— [e,j]	36.86	(26.47) [i]	249,218	1.05	.44	71.70
June 30, 2008	55.17	— [e]	(5.04) [h]	(5.04)	—	—	—	—	50.13	(9.13)	351,511.96		— [g]	126.21
June 30, 2007	47.34	.05	7.78	7.83	—	—	—	—	55.17	16.54	415,886.92		.10	91.32
June 30, 2006	42.97	.03 [f]	4.34	4.37	—	—	—	—	47.34	10.17 [f]	413,670	.83 [f]	.06 [f]	83.63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2010	<0.01%

June 30, 2009	0.01

June 30, 2008	<0.01

June 30, 2007	<0.01

June 30, 2006	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.03 per share and 0.06% of average net assets for the period ended June 30, 2006.

g Amount represents less than 0.01%.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.06 per share.

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.30

Class B	0.26

Class C	0.28

Class M	0.28

Class R	0.29

Class Y	0.31

This payment resulted in an increase to total returns of 0.62% for the year ended June 30, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/10

Note 1: Significant accounting policies

Putnam Multi-Cap Growth Fund (the fund), formerly known as Putnam New Opportunities Fund, is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies that, in the judgment of Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect, wholly-owned subsidiary of Putnam Investments, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from July 1, 2009 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

At June 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal. The fund did not have any activity on written options contracts nor purchased options contracts during the reporting period.

F) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,500,000 on total return swap contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $766,031 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $205,489,603. The fund received cash collateral of $211,234,065 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2010, the fund had a capital loss carryover of $2,456,763,130 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $168,243,573 of capital loss carryover acquired in connection with the acquisition of Putnam Discovery Growth Fund but does not include $443,227,073 of additional capital loss carryover acquired in connection with the acquisition, which the fund will be unable to use due to limitations imposed by the Code. The amounts of the combined carryovers and the expiration dates are:

Loss Carryover	Expiration

$1,786,200,823	June 30, 2011

154,110	June 30, 2013

100,357,435	June 30, 2016

186,626,212	June 30, 2017

383,424,550	June 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2011 $88,302 of losses recognized during the period November 1, 2009 to June 30, 2010.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, net operating loss, realized built-in losses and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,283,799 to decrease distributions in excess of net investment income and $1,397,600,227 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $1,395,316,428.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$170,991,997
Unrealized depreciation	(257,072,907)

Net unrealized depreciation	(86,080,910)
Capital loss carryforward	(2,456,763,130)
Post-October loss	(88,302)
Cost for federal income tax purposes	$2,427,504,730

Note 2: Management fee, administrative services and other transactions

Effective February 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion of average net assets, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion, and 0.475% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to February 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the reporting period, the fund’s expenses were reduced by $45,879 as a result of this limit.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective October 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,145 under the expense offset arrangements and by $233,670 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,879, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $126,109 and $2,119 from the sale of class A and class M shares, respectively, and received $161,578 and $1,164 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $112 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,747,233,472 and $2,258,084,698, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/10		Year ended 6/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	2,312,547	$94,851,200	3,719,616	$131,050,621

Shares issued in connection with
reinvestment of distributions	59,691	2,472,434	—	—

Shares issued in connection with
the merger of Putnam Discovery
Growth Fund	—	—	8,404,068	259,758,824

	2,372,238	97,323,634	12,123,684	390,809,445

Shares repurchased	(8,850,578)	(362,664,139)	(12,492,694)	(439,368,377)

Net decrease	(6,478,340)	$(265,340,505)	(369,010)	$(48,558,932)

	Year ended 6/30/10		Year ended 6/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	248,450	$8,858,517	363,348	$10,972,127

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Discovery
Growth Fund	—	—	1,543,617	41,832,935

	248,450	8,858,517	1,906,965	52,805,062

Shares repurchased	(1,937,755)	(69,039,679)	(3,523,810)	(110,054,303)

Net decrease	(1,689,305)	$(60,181,162)	(1,616,845)	$(57,249,241)

	Year ended 6/30/10		Year ended 6/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	42,751	$1,620,731	77,890	$2,444,203

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Discovery
Growth Fund	—	—	437,859	12,591,678

	42,751	1,620,731	515,749	15,035,881

Shares repurchased	(148,865)	(5,641,054)	(236,692)	(7,830,612)

Net increase (decrease)	(106,114)	$(4,020,323)	279,057	$7,205,269

	Year ended 6/30/10		Year ended 6/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	47,353	$1,773,599	87,303	$2,769,632

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Discovery
Growth Fund	—	—	266,186	7,605,451

	47,353	1,773,599	353,489	10,375,083

Shares repurchased	(193,811)	(7,116,443)	(301,029)	(9,775,270)

Net increase (decrease)	(146,458)	$(5,342,844)	52,460	$599,813

	Year ended 6/30/10		Year ended 6/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	35,438	$1,472,113	29,646	$963,253

Shares issued in connection with
reinvestment of distributions	—	—	—	—

Shares issued in connection with
the merger of Putnam Discovery
Growth Fund	—	—	3,098	94,402

	35,438	1,472,113	32,744	1,057,655

Shares repurchased	(14,860)	(606,412)	(42,116)	(1,612,302)

Net increase (decrease)	20,578	$865,701	(9,372)	$(554,647)

	Year ended 6/30/10		Year ended 6/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	791,170	$33,071,272	1,552,083	$55,018,687

Shares issued in connection with
reinvestment of distributions	21,120	911,769	—	—

Shares issued in connection with
the merger of Putnam Discovery
Growth Fund	—	—	178,445	5,746,193

	812,290	33,983,041	1,730,528	60,764,880

Shares repurchased	(4,876,238)	(220,980,631)	(1,980,274)	(72,074,278)

Net decrease	(4,063,948)	$(186,997,590)	(249,746)	$(11,309,398)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments,
Equity contracts	Receivables	$2,419,350	Payables	$—

Total		$2,419,350		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Equity contracts	$(302,032)	$2,615,234	$2,313,202

Total	$(302,032)	$2,615,234	$2,313,202

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$38,159	$182,500	$220,659

Total	$38,159	$182,500	$220,659

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $31,065 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $583,326,048 and $581,970,031, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Acquisition of Putnam Discovery Growth Fund

On December 29, 2008, the fund issued 8,404,068, 1,543,617, 437,859, 266,186, 3,098 and 178,445 class A, class B, class C, class M, class R and class Y shares, respectively, for 21,193,853, 3,790,207, 1,105,892, 664,552, 7,797 and 460,961 class A, class B, class C, class M, class R and class Y shares, respectively, of Putnam Discovery Growth Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Discovery Growth Fund on December 26, 2008, were $1,907,579,272 and $327,629,483, respectively. On December 26, 2008, Putnam Discovery Growth Fund had accumulated net investment loss of $1,772,584, accumulated net realized loss of $1,071,200,599 and unrealized depreciation of $47,270,599. The aggregate net assets of the fund immediately following the acquisition were $2,235,208,755.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: Actions by Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Vista Fund into the fund. The merger is expected to occur in late September 2010, but no later than December 31, 2010.

Federal tax information (Unaudited)

For the tax year ended June 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,833 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

January 15, 2010 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	40,115,907	2,103,942

Jameson A. Baxter	40,132,491	2,087,358

Charles B. Curtis	40,114,346	2,105,503

Robert J. Darretta	40,128,336	2,091,513

Myra R. Drucker	40,126,073	2,093,776

John A. Hill	40,106,073	2,113,776

Paul L. Joskow	40,150,445	2,069,404

Elizabeth T. Kennan*	40,083,276	2,136,573

Kenneth R. Leibler	40,149,303	2,070,546

Robert E. Patterson	40,142,716	2,077,133

George Putnam, III	40,105,276	2,114,573

Robert L. Reynolds	40,160,759	2,059,090

W. Thomas Stephens	40,133,332	2,086,517

Richard B. Worley	40,134,178	2,085,671

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

28,775,950	5,460,219	1,179,767	6,803,913

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

32,320,945	1,785,745	1,309,245	6,803,914

Shareholder meeting results (Unaudited) (Continued)

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

28,757,699	5,398,824	1,259,414	6,803,912

A proposal to amend the fundamental investment restriction with respect to diversification of investments was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

29,175,319	5,043,847	1,196,770	6,803,913

A proposal to amend the fundamental investment restriction with respect to borrowing was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

28,323,083	5,804,103	1,288,449	6,804,214

A proposal to amend the fundamental investment restriction with respect to making loans was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

28,427,528	5,680,570	1,307,837	6,803,914

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk,
Managing Director, Putnam Investments	Assistant Treasurer and Proxy Manager
Since 2005
James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	James P. Pappas
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Kenneth R. Leibler
One Post Office Square	Robert E. Patterson	Francis J. McNamara, III
Boston, MA 02109	George Putnam, III	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Investment Sub-Manager	W. Thomas Stephens
Putnam Investments Limited	Richard B. Worley	Robert R. Leveille
57–59 St James’s Street		Chief Compliance Officer
London, England SW1A 1LD	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Judith Cohen
	Principal Executive	Vice President, Clerk and
Custodian	Officer, Treasurer and	Assistant Treasurer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Assistant Clerk,
Legal Counsel	Vice President and	Assistant Treasurer and
Ropes & Gray LLP	Principal Financial Officer	Proxy Manager

Independent Registered	Janet C. Smith
Public Accounting Firm	Vice President, Principal
PricewaterhouseCoopers LLP	Accounting Officer and
Assistant Treasurer
Trustees
John A. Hill, Chairman	Susan G. Malloy
Jameson A. Baxter,	Vice President and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN013 262397 8/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2010	$154,426	$--	$3,382	$3,345*
June 30, 2009	$159,316	$--	$3,885	$3,894*

**Fees billed to the fund for services relating to a fund merger.

* Includes fees of $3,345 and $3,894 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2010 and June 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2010 and June 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $380,886 and $474,604 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30, 2010	$ -	$ 218,107	$ -	$ -
June 30, 2009	$ -	$ 400,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010